SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  January 24, 2007


                                CANEUM, INC.
             (Exact Name of Registrant as Specified in Charter)


           NEVADA                   000-30874                 33-0916900
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)           Identification No.)


170 Newport Center Drive, Suite 210, Newport Beach, CA                92660
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities
          Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 4.01 Change in Registrant's Certifying Accountant

     On January 24, 2007, the Caneum, Inc. (the "Company") engaged LevitZacks, Certified Public Accountants, as Caneum's new independent registered public accounting firm. During the Company's two most recent fiscal years and through the date of this report, neither the Company, nor anyone on its behalf, has consulted with LevitZacks regarding either (i) the application of accounting principles to a completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or
(ii) any matter that was the subject of a disagreement or event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Caneum, Inc.

Date:  January 24, 2007               By /s/ Gary Allhusen
                                      Gary Allhusen, Executive Vice-President